SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

  |_|   Preliminary Proxy Statement       |_|   Confidential, For Use of the
  |X|   Definitive Proxy Statement              Commission Only (as permitted by
  |_|   Definitive Additional Materials         Rule 14a-6(e)(2)
  |_|   Soliciting Material Pursuant to
        ss.240.14a-12


                            PEOPLE'S LIBERATION, INC.
================================================================================
                (Name of Registrant as Specified in Its Charter)

================================================================================
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         |X|      No Fee Required
         |_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:

================================================================================
         (2)      Aggregate number of securities to which transaction applies:

================================================================================
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

================================================================================
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================================================================================
         (5)      Total fee paid:

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         |_|      Fee paid with preliminary materials:

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                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

================================================================================
         (2)      Form, Schedule or Registration Statement No.:

================================================================================
         (3)      Filing party:

================================================================================
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================================================================================

                            PEOPLE'S LIBERATION, INC.

              -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              -----------------------------------------------------




TIME.....................................         9:00  a.m.   Pacific  Time  on
                                                  Monday, June 18, 2007


PLACE....................................         Sheraton Los Angeles Downtown,
                                                  711 Hope Street,
                                                  Los Angeles, CA 90017


ITEMS OF BUSINESS........................         (1)      To elect five members
                                                           of   the   Board   of
                                                           Directors.

                                                  (2)      To   transact    such
                                                           other business as may
                                                           properly  come before
                                                           the  Meeting  and any
                                                           adjournment        or
                                                           postponement.

RECORD DATE..............................         You can  vote if at the  close
                                                  of business  on May 14,  2007,
                                                  you were a stockholder  of the
                                                  Company.

PROXY VOTING.............................         All stockholders are cordially
                                                  invited  to attend  the Annual
                                                  Meeting in person. However, to
                                                  ensure your  representation at
                                                  the  Annual  Meeting,  you are
                                                  urged  to  vote   promptly  by
                                                  signing  and   returning   the
                                                  enclosed Proxy card.





May 28, 2007
                                          /S/ COLIN DYNE
                                          ------------------------------------
                                          COLIN DYNE, CO-CHAIRMAN OF THE BOARD
                                          AND CHIEF EXECUTIVE OFFICER

                                                       PEOPLE'S LIBERATION, INC.
                                                    150 WEST JEFFERSON BOULEVARD
                                                           LOS ANGELES, CA 90007
                                                                  (213) 745-2123
PROXY STATEMENT
--------------------------------------------------------------------------------


         These Proxy materials are delivered in connection with the solicitation by the Board of Directors of People's Liberation, Inc., a Delaware corporation ("People's Liberation", the "Company", "we", or "us"), of Proxies to be voted at our 2007 Annual Meeting of Stockholders and at any adjournments or postponements.

         You are invited to attend our Annual Meeting of Stockholders on Monday, June 18, 2007, beginning at 9:00 a.m. Pacific Time. The meeting will be held at Sheraton Los Angeles Downtown, 711 Hope Street, Los Angeles, CA 90017.

         It is anticipated that the 2006 Annual Report and this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about June 4, 2007.

         STOCKHOLDERS ENTITLED TO VOTE. Holders of our common stock at the close of business on May 14, 2007 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of May 14, 2007, there were 34,942,563 shares of common stock outstanding, our only class of voting securities.

         PROXIES. Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy card. Your submission of the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE MEETING. If you are a stockholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

         QUORUM. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

         VOTING. Each share of our common stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

         ELECTION OF DIRECTORS. Our Certificate of Incorporation, as amended, does not authorize cumulative voting. In the election of directors, the four candidates receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

         OTHER MATTERS. At the date this Proxy Statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

         In the event a stockholder proposal was not submitted to us prior to the date of this Proxy Statement, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no stockholder proposal has been submitted to us, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


         Item 1 is the election of five (5) directors to hold office for a period of one year or until their respective successors have been duly elected and qualified. Our Restated Certificate of Incorporation provides that the number of directors of the Company shall be fixed from time to time exclusively by the Board of Directors, but shall not be less than two (2) nor more than fifteen (15). The Board of Directors has fixed the number of directors at five
(5).

         Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

         The Board of Directors proposes the election of the following nominees as directors:

                                 Daniel S. Guez
                                   Colin Dyne
                                   Dean Oakey
                                  Susan White
                                  Troy Carter

        If elected, the foregoing five nominees are expected to serve until the 2008 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

         The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

CURRENT DIRECTORS/DIRECTOR NOMINEES

         The following table sets forth the name, age and position of each of our directors and nominees as of May 28, 2007.

NAME                     AGE             POSITION HELD
----                     ---             -------------
Colin Dyne               44              Chief Executive Officer and Co-Chairman
                                           of the Board of Directors
Daniel Guez              30              Creative Director, Secretary and Co-
                                           Chairman of the Board of Directors
Dean Oakey               49              Director
Susan White              57              Director
Troy Carter              34              Director

         COLIN DYNE has served as our Chief Executive Officer and Co-Chaiman of the Board of Directors since May 21, 2007. Mr. Dyne is a significant stockholder of People's Liberation, and has served as a consultant to the company since December 2005, advising on strategic sales initiatives. Mr. Dyne also serves as Vice Chairman of the Board of Directors of Tag-It Pacific, Inc. (AMEX: TAG), owner of Talon(TM) zippers and a full service trim management supplier for manufacturers of fashion apparel. Mr. Dyne founded Tag-It, Inc., a subsidiary of Tag-It Pacific, in 1991. Mr. Dyne served as Tag-It Pacific's President from inception and as its Chief Executive Officer from 1997 to 2005.

         DANIEL GUEZ, the founder of Versatile Entertainment, Inc. and Bella Rose, LLC, our wholly-owned subsidiaries, became our Chief Executive Officer, President and Secretary and a director on November 22, 2005. In July 2006 Mr. Guez resigned as our President, and on May 21, 2007 he resigned as our Chief Exective Officer. Mr. Guez currently serves as Creative Director and Co-Chairman of the Board of Directors of People's Liberation, and Manager of our William Rast(TM) apparel line. Mr. Guez also serves as President of Versatile Entertainment, Inc., a position he has held since April 2001, and manager of Bella Rose, a position he has held since May 2005. Prior to July 2004, Mr. Guez managed several private label divisions of Innovo Group, Inc. and Azteca Production International, Inc., Los Angeles based manufacturers of denim apparel. Mr. Guez started his career in the apparel industry in 1995.

         DEAN OAKEY has served as a director since November 22, 2005. From June 1997 to present, Mr. Oakey has served as the Managing Director of Corporate Finance and Capital Markets at Sanders Morris Harris, Inc., an investment banking firm. In this capacity, Mr. Oakey has been responsible for business development and management duties, with a focus on the apparel industry.

         SUSAN WHITE has served as a director since May 21, 2007. Ms. White has served as Chief Executive Officer and President of Brand Identity Solutions, LLC, a branding, marketing and licensing consulting company, since 1987. Ms. White also is the CEO and president of Whitespeed, LLC, an internet design, branding and marketing company. Ms. White serves on the Board of Directors of Tag-It Pacific, Inc. (AMEX: TAG), owner of Talon(TM) zippers and a full service trim management supplier for manufacturers of fashion apparel. Ms. White also previously served as Director of Marketing and Advertising Worldwide for Warnaco from November 1997 through August 1999.

         TROY CARTER has served as a director since May 21, 2007. Mr. Carter is the Founder, Chairman and CEO of the urban talent management and full-service film and television production entity, The Coalition, Inc. Mr. Carter has managed and built careers for some of the hottest acts on the urban scene including hip-hop artists Eve, Beanie Siegel, and Fat Joe and hot newcomer acts such as Ya Boy. Prior to establishing The Coalition, Mr. Carter was the co-founder of Erving Wonder, a management firm purchased by Sanctuary Group UK, the largest urban talent manager in the world with clients including Beyonce, Destiny's Child, Nelly, Eve and D-12. Mr. Carter began his entertainment industry career at Bad Boy Records working for Sean "Diddy" Combs and also at Overbrook Entertainment, Will Smith's management/production company.

OTHER EXECUTIVE OFFICERS

         DARRYN BARBER has served as our Chief Financial Officer since November 22, 2005. Prior to joining us, Mr. Barber spent five years as a senior associate at Europlay Capital Advisors, LLC and its affiliates. Mr. Barber has been successful in evaluating, developing, and operating businesses in the entertainment and technology fields. Mr. Barber has been responsible for preparing business models, financial planning, evaluating and valuing businesses, providing corporate and strategic advice and preparing businesses for strategic transactions. Mr. Barber brings over 10 years experience in owning and operating businesses. Prior to Europlay Capital Advisors, Mr. Barber was Director of Operations of Trademark Cosmetics, a private label cosmetic manufacturing company. Mr. Barber earned an MBA from California State University Northridge and a BA in business economics from the University of California Santa Barbara.

         EDWARD HOUSTON has served as our President since July 20, 2006. Prior to joining us, Mr. Houston was most recently the Chief Operating Officer for Rock & Republic, a premium denim company based in Los Angeles. Prior to his position at Rock & Republic, Mr. Houston was the Chief Operating Officer of C&C California and Dickies Girl, both California based apparel companies, from 2003 through 2005 and held other management positions in the apparel industry from 2000 to 2003. Mr. Houston has also served as a management consultant for Moss Adams, LLP from 1997 to 2000.

         THOMAS NIELDS has served as our Chief Operating Officer since November 8, 2006. Prior to joining us, Mr. Nields held various positions at Tag-It
Pacific, Inc., a full service trim management supplier for manufacturers of fashion apparel, from November 1994 to October 2006. These positions included Director of Global Operations, President of Talon, Inc. (a wholly-owned subsidiary of Tag-It Pacific, Inc.) and Vice President of Production. During his employment with Tag-It, Mr. Nields was responsible for implementing and managing production facilities in eight countries including the U.S., Mexico and Hong Kong.

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

         MEETINGS AND COMMITTEES. The Board of Directors held six meetings during fiscal 2006. All directors then serving attended 75% or more of all of the meetings of the Board of Directors in fiscal 2006. While directors generally attend annual stockholder meetings, the Company has not established a specific policy with respect to members of the Board of Directors attending annual stockholder meetings.

         Currently, we do not have any committees, including an audit committee, compensation committee, or nominating and corporate governance committee. In addition, we do not have any charters that relate to the functions traditionally performed by these committees.

         The functions customarily delegated to the nominating committee are performed by our full board of directors. Our full board of directors reviews those Board members who are candidates for re-election to our Board of Directors, and makes the determination to nominate a candidate who is a current member of the Board of Directors for re-election for the next term. The Board's methods for identifying candidates for election to the Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources--members of the Board of Directors; our executives; individuals personally known to the members of the Board of Directors; and other research. We may also from time to time retain one or more third-party search firms to identify suitable candidates. The Board also nominates outside candidates for inclusion on the Board of Directors.

         A People's Liberation stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Bylaws. In addition, the notice must be made in writing and set forth as to each proposed nominee who is not an incumbent Director (i) their name, age, business address and, if known, residence address, (ii) their principal occupation or employment, (iii) the number of shares of stock of the Company beneficially owned and (iv) any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Rule 14(a) of the Exchange Act of 1934. The recommendation should be addressed to our Secretary.

        Among other matters, our full board of directors which serves as the nominating and governance committee:

         o Reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of People's Liberation and the Board;

         o Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

         o Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board; and

         o        Conducts   appropriate   inquiries  into  the  background  and
                  qualifications of potential nominees.

         Based on the foregoing, the Board of Directors nominated Daniel Guez, Colin Dyne, Dean Oakey, Susan White and Troy Carter for re-election as directors on the Board of Directors, subject to stockholder approval, for a one-year term ending on or around the date of the 2008 Annual Meeting of Stockholders.


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Our Compensation Committee consists of our entire Board of Directors. No current executive officer of the Company has served as a member of the board of directors or compensation committee of any entity for which a member of our Board of Directors has served as an executive officer.

         STOCKHOLDER COMMUNICATIONS. Holders of the Company's securities can send communications to the Board of Directors via email to board@peopleslib.com or by telephoning the Secretary at the Company's principal executive offices, who will then relay the communications to the Board of Directors.

         CODE OF ETHICS. We have adopted a Code of Ethical Conduct that is applicable to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. A copy of our Code of Ethical Conduct is filed as an exhibit to our 2006 Annual Report on Form 10-KSB.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning all compensation paid to persons serving as our Chief Executive Officer, Chief Financial Officer and President (our "Named Executive Officers") during our fiscal year ended December 31, 2006 for services rendered to us during such fiscal year.

                                                              Option      All Other
   Name and Principal                                         Awards      Compensa-
        Position            Year     Salary       Bonus         (1)        tion (5)      Total
-----------------------     ----   ----------   ----------   ----------   ----------   ----------
Daniel Guez ...........     2006   $  300,000   $  175,000   $        0   $   22,182   $  497,182
   Founder and Creative
   Director (2)

Darryn Barber .........     2006   $  203,278   $   40,000   $   87,771   $        0   $  331,049
   Chief Financial
   Officer (3)

Edward Houston ........     2006   $  131,591   $   25,000   $  103,239   $    8,000   $  267,830
    President (4)


(1) Assumptions relating to the estimated fair value of stock options granted to Darryn Barber, which we are accounting for in accordance with SFAS 123(R) are as follows: risk-free interest rate of 5.1%; expected dividend yield 0%; expected option life of 5.1 years; and volatility of 60.3%. Assumptions relating to the estimated fair value of stock options granted to Edward Houston, which we are accounting for in accordance with SFAS 123(R) are as follows: risk-free interest rate of 5.0%; expected dividend yield 0%; expected option life of 6.0 years; and volatility of 60.3%. Please see
         Note 2 to our financial statements for further discussion of our assumptions relating to the estimated fair value of these stock options.

(2) Mr. Guez became our President and Chief Executive Officer on November 22, 2005 in connection with the consummation of an exchange transaction and our reverse mergers of Versatile Entertainment, Inc., a California corporation, and Bella Rose, LLC, a California limited liability company. In July 2006, Mr. Guez resigned as President and on May 21, 2007, Mr. Guez resigned as our Chief Exective Officer. Mr. Guez currently serves as Creative Director and Co-Chairman of the Board of Directors of People's Liberation, and Manager of our William Rast(TM) apparel line. Mr. Guez is subject to an employment agreement the terms of which are described hereafter.

(3) Mr. Barber became our Chief Financial Officer on November 22, 2005. Mr. Barber is subject to an employment agreement the terms of which are described hereafter. Mr. Barber was granted an option to purchase 300,000 shares of our common stock at a per share price of $1.25, which option terminates on July 7, 2016 and is now fully vested. Mr. Barber is subject to an employment agreement the terms of which are described hereafter.

(4) Mr. Houston was named our President effective July 20, 2006. Mr. Houston is subject to an employment agreement the terms of which are described hereafter. Mr. Houston was granted an option to purchase 1,000,000 shares of our common stock at a per share price of $1.25, which option terminates on July 31, 2016. These options vest and become exercisable in quarterly installments of 83,333 shares each (other than in the last quarter, in which 83,337 shares shall vest), with the first installment vesting on October 1, 2006, and on the first day of each fiscal quarter thereafter.

(5) Other compensation indicated in the above table consists of car expenses and allowances.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

         We compensate our executive officers through a combination of a base salary, a cash bonus, and options to purchase shares of our common stock. In addition, we provide other perquisites to some of our executive officers, which primarily consist of car expenses and allowances. The bonuses paid to our executive officers in 2006 were determined by our Board of Directors, and were based on the performance of the executive officer and the company. We do not have a formal plan for determining the compensation of our executive officers. Instead, each executive officer negotiates their respective employment agreement with us.

         All agreements with our named executive officers that provide for payments to such named executive officers at, following or in connection with the resignation, retirement or other termination of such named executive officers, or a change in control of our company or a change in the responsibilities of such named executive officers following a change in control are set forth in the following description of their respective employment agreements.

         DANIEL GUEZ

         On January 12, 2007, we entered into an Employment Agreement with Daniel Guez, pursuant to which he will serve as our Chief Executive Officer and/or Creative Director, and Chairman of the Board of Directors. The agreement is for an initial term of three years and is automatically extended for additional one year terms unless we or Mr. Guez elect not to extend the term of the agreement. Under the agreement, Mr. Guez will receive the following compensation:

         o        Base  salary  of  $400,000   per  annum,   subject  to  upward
                  adjustment;

         o Annual performance bonus in the amount equal to the sum of (i) ten percent (10%) of the first three million dollars ($3,000,000) of the Company's consolidated EBITDA for such fiscal year, and (ii) five percent (5%) of the amount of the Company's consolidated EBITDA, if any, in excess of three million dollars ($3,000,000) for such fiscal year; and

         o        Automobile and related expense allowance of $2,300 per month.

         If during the employment period, (a) we terminate Mr. Guez's employment without cause or if Mr. Guez terminates his employment for good reason, or (b) if (i) we fail to extend the period of the employment period as provided above, and (ii) at any time within six months following expiration of the employment period, we terminate

Mr. Guez's employment without cause or Mr. Guez terminates his employment for good reason or without good reason, Mr. Guez will be paid severance in an amount equal to one and one-half times the sum of Mr. Guez's base salary in effect on the date of termination plus the average annual bonus received by Mr. Guez for the two complete fiscal years immediately prior to the termination date, and all of his outstanding stock options, restricted stock and other equity awards will accelerate and become fully vested on the date of termination. If Mr. Guez's employment is terminated by reason of his death or disability during the employment period, Mr. Guez, his estate or beneficiaries, as applicable, will be entitled to be paid a lump sum payment of one-hundred percent (100%) of Mr. Guez's then current annual base salary, and all outstanding stock options, restricted stock and other equity awards granted to Mr. Guez will accelerate and become fully vested on the date of termination. In addition, for a period of 18 months following the date of termination, we will continue to provide Mr. Guez and his eligible family members with group health insurance coverage.

         On May 21, 2007, Mr. Guez resigned as Chief Executive Officer, and currently serves as Creative Director of People's Liberation. On May 21, 2007, Colin Dyne was appointed Chief Executive Director of People's Liberation. Pursuant to an oral agreement between the Company and Mr. Dyne, Mr. Dyne will be paid an annual salary of $200,000, and will receive an automobile expense allowance of $1,200 per month.

         EDWARD HOUSTON

         On July 13, 2006, we entered into an Employment Agreement with Edward Houston pursuant to which he serves as the Company's President effective July 20, 2006. Mr. Houston is employed on an "at will" basis and will receive an annual salary of $300,000, which is subject to adjustment pursuant to our employee compensation policies in effect from time to time. In addition to his base salary, commencing with fiscal year 2006 and for each fiscal year thereafter during which Mr. Houston is performing services for us, we will maintain a Management Incentive Program pursuant to which we will set aside during each fiscal year for payment to Mr. Houston an amount equal to three percent (3%) of our earnings before interest and taxes for such fiscal year. Mr. Houston was also granted a non-qualified stock option to purchase up to 1,000,000 shares of our common stock at an exercise price of $1.25. In the event Mr. Houston is terminated without cause prior to the third anniversary of the commencement of his employment with us, we shall pay to Mr. Houston the equivalent of six months of his base salary, or if lesser, the base salary Mr. Houston would have earned had he remained employed with us through such third anniversary of commencement of his employment at his then applicable rate of pay.

         DARRYN BARBER

         On January 3, 2006, we entered into an Employment Agreement with Darryn Barber pursuant to which he serves our Chief Financial Officer and Chief Operating Officer. The agreement is for a term of 2 years commencing as of November 22, 2005 and terminating on November 21, 2007. Mr. Barber received a base salary of $212,000 through the first anniversary of his appointment, and currently receives $232,000 through the second year of his contract. In addition to his base salary, Mr. Barber will receive an annual bonus of not less than $25,000 and no more than $100,000 based on objectives determined by our Board of Directors. On July 7, 2006, in accordance with the Employment Agreement, Mr. Barber was granted a stock option to purchase 300,000 shares of our common stock at an exercise price of $1.25 per share. One-third of the options vest in monthly installments of 25,000 beginning August 7, 2006 and the balance vested immediately. In the event Mr. Barber is terminated without cause, we will continue to pay Mr. Barber's then current base salary for the remaining term of the agreement, without regard to any employment of Mr. Barber by a third party. On November 8, 2006, we entered into an amendment to Mr. Barber's employment agreement. Pursuant to the amendment, Mr. Barber resigned from his position as Chief Operating Officer, effective November 8, 2006. Mr. Barber will continue to serve as our Chief Financial Officer. The amendment also extends the exercise period of Mr. Barber's option to purchase 300,000 shares of our common stock to a period of one year following termination of Mr. Barber's service for any reason other than for cause (as defined in the employment agreement). Previously, Mr. Barber's option was to remain exercisable for a period of at least six months following termination of his service with us for any reason other than for cause. Mr. Barber's annual bonus amounted to $40,000 for the year ended December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

         The following table presents information regarding outstanding options held by our named executive officers as of the end of our fiscal year ended December 31, 2006. None of the named executive officers exercised options during the fiscal year ended December 31, 2006.

                             Number of Securities Underlying
                                  Unexercised Options (#)
                             --------------------------------
                                                                      Option          Option
                                                                     Exercise        Expiration
          Name                Exercisable       Unexercisable        Price ($)          Date
--------------------------   -------------      -------------      -------------   -------------
Daniel Guez ..............            --                 --                 --              --

Darryn Barber (1) ........         300,000(1)            --        $        1.25    July 7, 2016

Edward Houston (2) .......          83,333(2)         916,667(2)   $        1.25   July 31, 2016


(1) On July 7, 2006, Mr. Barber was granted an option to purchase 300,000 shares of our common stock at a per share exercise price of $1.25. As of December 31, 2006, this option was fully vested.

(2) On July 31, 2006, Mr. Houston was granted an option to purchase 1,000,000 shares of our common stock at a per share exercise price of $1.25. This option vests in twelve equal quarterly installments beginning October 2006 through July 2009. This option terminates on July 31, 2016.

DIRECTOR COMPENSATION AND INDEPENDENCE

         The following table presents information regarding compensation paid to persons serving as our non-employee directors during the fiscal year ended December 31, 2006.

                             Fees Earned
                               or Paid       Option        All Other
          Name                 in Cash      Awards (3)    Compensation       Total
-------------------------   ------------   ------------   ------------   ------------
Dean Oakey (1) ..........   $     10,000   $     14,724   $       --     $     24,724

Kevin Keating (2) .......   $     10,000   $     14,724   $       --     $     24,724

(1) On June 22, 2006, Mr. Oakey was granted an option to purchase 36,000 shares of our common stock at a per share exercise price of $1.25. This option vested 18,000 shares on the date of grant and 1,500 shares monthly thereafter through July 2007. This option terminates on June 22, 2016. Mr. Oakey did not exercise any of his option awards during the fiscal year ended December 31, 2006.

(2) On June 22, 2006, Mr. Keating was granted an option to purchase 36,000 shares of our common stock at a per share exercise price of $1.25. This option vested 18,000 shares on the date of grant and 1,500 shares monthly thereafter through July 2007. This option terminates on August 19, 2007. Mr. Keating did not exercise any of his option awards during the fiscal year ended December 31, 2006. Mr. Keating resigned as a director on May 21, 2007.

(3) Assumptions relating to the estimated fair value of these stock options, which we are accounting for in accordance with SFAS 123(R) are as follows: risk-free interest rate of 5.2%; expected dividend yield 0%; expected option life of 5.3 years; and volatility of 60.3%. Please see Note 2 to our financial statements for further discussion of our assumptions relating to the estimated fair value of these stock options.

         We currently pay non-employee directors an annual fee of $10,000. Non-employee directors, Mr. Keating and Mr. Oakey, also received 36,000 options each to purchase shares of our common stock in June 2006 and $10,000 each in payment for service on the Board of directors from July 2006 through June 2007. Our directors are also reimbursed for travel expenses associated with attendance at Board meetings. There were no reimbursements for travel expenses for the fiscal year ended December 31, 2006.

REPORT OF BOARD OF DIRECTORS ON AUDIT COMMITTEE FUNCTIONS

            We do not have an Audit Committee. For the fiscal year ended December 31, 2006, the Company's Board of Directors has performed the duties of an Audit Committee and is responsible for providing objective oversight of the Company's internal controls and financial reporting process.

In fulfilling its responsibilities for the financial statements for fiscal year 2006, the Board of Directors:

         o        Reviewed and discussed the audited  financial  statements  for
                  the  year  ended   December  31,  2006  with   management  and
                  Grobstein, Horwath & Company, LLP (the "Auditors"), the Company's independent auditors; and

         o Received written disclosures and the letter from the Auditors regarding its independence as required by Independence Standards Board Standard No. 1. The Board discussed with the Auditors their independence.

         In fulfilling its responsibilities for the financial statements for fiscal year 2006, the Board of Directors discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         Based on the Board of Directors' review of the audited financial statements and discussions with management and the Auditors, the Board of Directors approved the inclusion of the audited financial statements in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the SEC.

         The Board of Directors also considered the status of pending litigation and other areas of oversight relating to the financial reporting and audit process that the Board determined appropriate.

         The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                                                  BOARD OF DIRECTORS

                                                  Daniel Guez
                                                  Dean Oakey
                                                  Kevin Keating

         The information in this Report of Board of Directors shall not be deemed to be "soliciting material," or to be "filed" with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

INDEPENDENT PUBLIC ACCOUNTANTS

         Effective as of November 30, 2005, we engaged Grobstein, Horwath & Company LLP as our principal independent accounting firm. Prior to November 30, 2005, Grobstein, Horwath & Company LLP acted as the accountant for our wholly-owned subsidiaries Versatile Entertainment, Inc. and Bella Rose, LLC. The appointment of Grobstein, Horwath & Co. was approved by the unanimous written consent of our Board of Directors. All audit work for the year ended December 31, 2006 was performed by the full time employees of Grobstein, Horwath & Company LLP. Representatives of Grobstein, Horwath & Company, LLP are expected to be present at our Annual Meeting and will have the opportunity to make a statement if they desire to do so. In addition, at the Annual Meeting, Grobstein, Horwath & Company, LLP is expected to be available to respond to appropriate questions posed by our stockholders.


         Also effective as of November 30, 2005, we dismissed Shelley International CPA ("Shelley International") as our independent certified public accountants. The decision was approved by our Board of Directors. The reports of Shelley International on our financial statements for the fiscal years ended September 30, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except the 2005 report did contain an explanatory paragraph related to our ability to continue as a going concern. During our fiscal years ended September 30, 2005 and 2004, and through November 30, 2005 (the effective date of Shelley International's dismissal), there were no disagreements with Shelley International on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Shelley International would have caused Shelley International to make reference to the subject matter of the disagreements in connection with its reports. We furnished Shelley International with a copy of our report on Form 8-K/A prior to our filing the report with the Securities and Exchange Commission on December 9, 2005. We also requested that Shelley International furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with our statements in the 8-K/A. A copy of the letter furnished by Shelley International in response to that request, dated December 8, 2005, is filed as Exhibit 16.1 to our report on Form 8-K/A.

     AUDIT FEES

         Fees for audit and review services provided by Grobstein, Horwath & Company, LLP totaled approximately $117,000 during the year ended December 31, 2006, including fees associated with the December 31, 2005 audit, and the reviews of our quarterly financial statements for the periods ended March 31, 2006, June 30, 2006 and September 30, 2006.

         Fees for audit and review services provided by Grobstein, Horwath & Company, LLP totaled approximately $74,000 during the year ended December 31, 2005, including fees associated with the December 31, 2004 and 2003 audits, and the review of our nine-month period ended September 30, 2005.

         Fees for audit services provided by Shelley International, CPA totaled approximately $12,000 for the fiscal year ended September 30, 2005.

     AUDIT-RELATED FEES

         There were no audit-related services provided for the years ended December 31, 2006 and 2005.

     TAX FEES

         Fees for tax services provided by Grobstein, Horwath & Company, LLP during the year ended December 31, 2006 amounted to approximately $29,000. Tax services provided during the year ended December 31, 2006 primarily consisted of the preparation of the Federal and State tax returns for the Company and its subsidiaries and other tax compliance services.

         There were no material tax services provided for the years ended December 31, 2005 and 2004.

     ALL OTHER FEES

         No other fees were incurred during the years ended December 31, 2006 and 2005 for services provided by Grobstein, Horwath & Company, LLP or Shelley International, CPA, except as described above.

POLICY  ON  PRE-APPROVAL  OF  AUDIT  AND  PERMISSIBLE   NON-AUDIT   SERVICES  OF
INDEPENDENT AUDITORS

         Consistent with policies of the Securities and Exchange Commission regarding auditor independence, our Board of Directors has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, our Board of Directors has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Our Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the independent accountant's independence, and has approved any such services.

TRANSACTIONS WITH RELATED PERSONS, PROMORTERS OR CERTAIN CONTROL PERSONS

         Other than the employment arrangements described above in "Executive Compensation" and the transactions described below, since January 1, 2005, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

         o in which the amount involved exceeds the lessor of $120,000 or 1% of the average of our assets at year-end for the last three completed fiscal years; and

         o in which any director, nominee, executive officer, shareholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

TRANSACTIONS WITH OFFICERS, DIRECTORS, NOMINEES FOR DIRECTOR AND 5% SHAREHOLDERS

         On November 23, 2005, we received gross proceeds of approximately $7.8 million in a private placement transaction with institutional investors and other high net worth individuals. In conjunction with the private placement transaction, we issued warrants to purchase an aggregate of 625,000 shares of common stock to Sanders Morris Harris, Inc., the placement agent, and its employees Dean Oakey and Jonah Sulak. Dean Oakey, who received 262,500 of the placement agent warrants, became a director of the company upon completion of the exchange transaction with Versatile Entertainment, Inc. and Bella Rose, LLC on November 22, 2005. The warrants are fully vested and have a per share exercise price of $1.25. From June 1997 to the present date, Mr. Oakey has served as the Managing Director of Corporate Finance and Capital Markets at Sanders Morris Harris, Inc.

         In addition, please see the section below entitled "Promoters and Control Persons."

         During 2004, Tag-It Pacific, Inc. loaned an aggregate of $293,989 to Versatile Entertainment, Inc., which loan was unsecured, and due on demand. On May 16, 2005, the then outstanding balance of $300,000 due to Tag-It Pacific, Inc. was repaid with borrowings from an unrelated entity. On May 16, 2005, Colin Dyne, CEO of Tag-It Pacific, Inc., assumed Versatile's obligation to the unrelated entity in exchange for the issuance of 45 shares of Versatile's common stock. After giving 9.546 shares of his Versatile common stock to various parties, the remaining 35.454 shares of common stock held by Mr. Dyne were exchanged for 775,294.3 shares of our series A convertible preferred stock on November 22, 2005, the closing of the exchange transaction with Versatile Entertainment and Bella Rose. The Company paid $259,000 and $10,000 in consulting fees to this stockholder during the years ended December 31, 2006 and 2005.

         During the years ended December 31, 2006 and 2005, we purchased trim products from Tag-It Pacific, Inc., a related entity, amounting to approximately $152,000 and $75,000, respectively. Colin Dyne and Susan White are directors of Tag-It Pacific, Inc.

         During 2006 and in the first quarter of 2007, Ms. White provided consulting services to the People's Liberation, Inc., advising on branding issues. For these services, we paid Ms. White an aggregate of $16,300 in consulting fees. Ms. White ceased providing services in April 2007.

PROMOTERS AND CONTROL PERSONS

         On December 15, 2004, Keating Reverse Merger Fund, LLC, a Delaware limited liability company, David L. Hadley (our former chief executive officer) and Natural Technologies, Inc., an Arizona corporation entered into a purchase agreement pursuant to which certain shareholders of the company sold 5,625,287 shares (on a pre-reverse stock split basis) of the common stock of the company, representing approximately 70.99% of the outstanding shares of common stock of the company, to Keating Reverse Merger Fund, LLC, for an aggregate purchase price of $375,000.

         On January 31, 2005, we entered into an Assumption Agreement with Global Medical Technologies, Inc., Natural Technologies, Inc. and Mr. Hadley pursuant to which we contributed all of the shares of common stock of our inactive subsidiaries, Century Pacific Financial Corp. and Century Pacific Investment Management Corporation, to Global Medical Technologies, Inc. Global Medical Technologies, Inc. agreed to assume all of our liabilities and to indemnify us for any loss we incur with respect to such assumed liabilities. Global Medical, Natural Technologies, and Mr. Hadley also released us from all obligations and claims. In February 2005, we distributed all of the outstanding shares of common stock of Global Medical Technologies, Inc. on a pro rata basis to our stockholders. Following the distribution, Global Medical Technologies, Inc. continued to operate its medical equipment reconditioning business as an independent company. After this distribution, we existed as a "shell company" under the name of Century Pacific Financial Corporation with nominal assets whose sole business was to identify, evaluate and investigate various companies to acquire or with which to merge.

         On February 16, 2005, we received a non-interest bearing, unsecured demand loan from Keating Reverse Merger Fund in the amount of $50,000 to provide working capital for operating expenses. On June 28, 2005 we issued 5,000,000 restricted common shares (on a pre-reverse stock split basis) in full payment of the $50,000 note payable to Keating Reverse Merger Fund. We granted Keating Reverse Merger Fund piggyback registration rights with respect to these shares.

         On November 22, 2005, we consummated an exchange transaction in which we acquired all of the outstanding ownership interests of Bella Rose, LLC, a California limited liability company ("Bella Rose") and Versatile Entertainment, Inc., a California corporation ("Versatile") from their respective shareholders and members, in exchange for an aggregate of 2,460,106.34 shares of our series A convertible preferred stock which, on January 5, 2006, converted into 26,595,751 shares of our common stock on a post reverse stock split basis. At the closing of the exchange transaction, Versatile and Bella Rose became our wholly-owned subsidiaries. The exchange transaction was accounted for as a reverse merger (recapitalization) with Versatile and Bella Rose deemed to be the accounting acquirers, and People's Liberation, Inc. the legal acquirer.

         On November 22, 2005, we entered into a certain financial advisory agreement with Keating Securities, LLC under which Keating Securities, LLC was compensated by us for its advisory services rendered to us in connection with the closing of the exchange transaction with Versatile Entertainment, Inc. and Bella Rose, LLC. The transaction advisory fee was $350,000, with the payment thereof made at the closing of the exchange transaction.

         Kevin R. Keating, is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of Keating Reverse Merger Fund and is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, Keating Reverse Merger Fund or Keating Securities, LLC and disclaims any beneficial interest in the shares of our common stock owned by Keating Reverse Merger Fund. Similarly, Keating Investments, LLC, Keating Reverse Merger Fund and Keating Securities, LLC disclaim any beneficial interest in the shares of our common stock currently owned by Kevin R. Keating.

DIRECTOR INDEPENDENCE

         Our board of directors currently consists of five members: Daniel Guez (our Creative Director and Co-Chairman of the Board of Directors), Colin Dyne (Chief Executive Officer and Co-Chairman of the Board of Directors), Dean Oakey, Susan White and Troy Carter. Daniel Guez and Dean Oakey were elected at a meeting of shareholders. Colin Dyne, Susan White and Troy Carter were appointed by the Board of Directors and will serve until our next annual meeting or until his or her successor is duly elected and qualified.

         We do not have a separately designated audit, compensation or nominating committee of our board of directors and the functions customarily delegated to these committees are performed by our full board of directors. We are not a "listed company" under SEC rules and are therefore not required to have separate committees comprised of independent directors. We have, however, determined that Ms. White and Mr. Carter are "independent" as that term is defined in Section 4200 of the Marketplace Rules as required by the NASDAQ Stock Market. As we do not maintain an audit committee, we do not have an audit committee "financial expert" within the meaning of Item 401(d) of Regulation S-B.

         We intend to establish an audit committee, compensation committee, and nominating and corporate governance committee following the expansion of our board to include at least three directors who are independent under the applicable rules of the SEC and NASDAQ.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

         The following table presents information regarding the beneficial ownership of our common stock as of May 28, 2007 by:

         o each of the named executive officers listed in the summary compensation table;

         o        each of our directors and director nominees;

         o        all of our directors and executive officers as a group; and

         o each shareholder known to us to be the beneficial owner of more than 5% of our common stock.

         Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options from the Company that are currently exercisable or exercisable within 60 days of May 21, 2007 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

         The information presented in this table is based on 34,942,563 shares of our common stock outstanding on May 28, 2007. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more shareholders named below is c/o People's Liberation, Inc., 150 West Jefferson Boulevard, Los Angeles, CA 90007.

                                                      NUMBER OF SHARES     PERCENTAGE
                                                        BENEFICIALLY        OF SHARES
NAME OF BENEFICIAL OWNER                                    OWNED          OUTSTANDING
--------------------------------------------------    ----------------    -------------
EXECUTIVE OFFICERS AND DIRECTORS:
Daniel S. Guez (1)................................          14,198,387        40.6%
   Creative Director, Vice Chairman and Secretary
Colin Dyne (2)....................................           7,731,560        22.1%
   Chief Executive Officer and Vice Chairman
Darryn Barber (3).................................             432,560         1.2%
   Chief Financial Officer
Edward Houston (4)................................             333,332          *
   President
Dean Oakey (5)....................................             514,383         1.5%
   Director
Susan White.......................................                  --          --
   Director

                                                      NUMBER OF SHARES     PERCENTAGE
                                                        BENEFICIALLY        OF SHARES
NAME OF BENEFICIAL OWNER                                    OWNED          OUTSTANDING
--------------------------------------------------    ----------------    -------------
Troy Carter.......................................                  --          --
   Director
Directors and officers as a group (8 persons) (6).          23,365,246        65.0%

5% SHAREHOLDERS:
Microcapital Fund LP and Microcapital Fund Ltd (7)           2,800,000         7.9%

----------
*    Less than 1%

(1) Consists of 13,098,387 shares of common stock beneficially held by Mr. Guez and 1,100,000 shares of common stock held by Daniel S. Guez as Custodian for Isabella Guez UTMA of CA.

(2)      Consists of 7,731,560 shares of common stock.

(3) Consists of 132,560 shares of common stock and 300,000 options to purchase common stock.

(4)      Consists of 333,332 options to purchase common stock.

(5) Consists of 199,883 shares of common stock, warrants to purchase 278,500 shares of common stock and options to purchase 36,000 shares of common stock.

(6) Consists of 22,392,414 shares of common stock, warrants to purchase 278,500 shares of common stock and options to purchase 694,332 shares of common stock.

(7) Consists of 1,333,600 shares of common stock and warrants to purchase 533,440 shares of common stock at an exercise price of $2.00 owned by Microcapital Fund LP and 666,400 shares of common stock and warrants to purchase 266,560 shares of common stock at an exercise price of $2.00 owned by Microcapital Fund Ltd. Ian P. Ellis, the general partner of MicroCapital Fund LP and the President of Advisor, and Director of Fund of Microcapital Fund Ltd. exercises voting and investment authority over the shares held by these selling stockholders.

CHANGE OF CONTROL

         On October 28, 2005, we entered into an Exchange Agreement with Versatile Entertainment, Inc., a California corporation ("Versatile"), each of the stockholders of Versatile ("Stockholders"), Bella Rose, LLC, a California limited liability company ("Bella Rose"), each of the members of Bella Rose ("Members"), and Keating Reverse Merger Fund, LLC ("KRM Fund"). The closing of the transactions contemplated by the Exchange Agreement (the "Closing") occurred on November 22, 2005. At the Closing, pursuant to the terms of the Exchange Agreement, we acquired all of the outstanding equity interests of Versatile and Bella Rose (the "Interests") from the Stockholders and Members (collectively, the "Owners"), and the Owners contributed all of their Interests to us. In exchange, the we issued to the Owners 2,460,106.34 shares of our Series A Convertible Preferred Stock, par value $0.001 per share ("Preferred Stock"), which subsequently converted into 26,595,751 shares of our common stock on January 5, 2006 following a mandatory conversion and 1-9.25 reverse stock split of our common stock. Following the exchange transaction, each of Versatile and Bella Rose became our wholly-owned subsidiaries. The exchange transaction was accounted for as a reverse merger (recapitalization) with Versatile and Bella Rose deemed to be the accounting acquirer, and us the legal acquirer.

         Immediately following the acquisition of Versatile and Bella Rose, we received gross proceeds of approximately $7.8 million in a private placement transaction with institutional investors and other high net worth individuals. Pursuant to subscription agreements entered into with these investors, we sold 578,125.58 shares of our series A convertible preferred stock at a price per share of $13.5135, which subsequently converted into 6,250,000 shares of our common stock on a post reverse stock split basis. We also issued to the investors, five-year warrants to purchase an aggregate of 2,500,000 shares of our common stock with an exercise price of $2.00 per share. After broker commissions and expenses and accounting, legal and other expenses, we received net proceeds of approximately $6.6 million in the capital raise. Following these transactions, the former security holders of Bella

Rose and Versatile and the investors in the financing owned 95.6%, and our stockholders immediately prior to these transactions now own approximately 1,525,383 shares of common stock, representing 4.4% of our outstanding common stock on an as converted and post reverse stock split basis.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all
Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2006, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.

STOCKHOLDER PROPOSALS

         Any stockholder who intends to present a proposal at the 2008 Annual Meeting of Stockholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by February 5, 2008. In addition, in the event a stockholder proposal is not received by the Company by April 20, 2008, the Proxy to be solicited by the Board of Directors for the 2008 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2008 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

         SEC rules and regulations provide that if the date of the Company's 2008 Annual Meeting is advanced or delayed more than 30 days from the date of the 2007 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2008 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2008 Annual Meeting. Upon determination by the Company that the date of the 2008 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2007 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

SOLICITATION OF PROXIES

         It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

ANNUAL REPORT ON FORM 10-KSB

         THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2006, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO PEOPLE'S LIBERATION, INC., 150 WEST JEFFERSON BOULEVARD, LOS ANGELES, CALIFORNIA 90007 ATTN: DARRYN BARBER.
                                         ON  BEHALF  OF THE BOARD OF DIRECTORS

                                         /s/  Colin  Dyne
                                         ------------------------------------
                                         COLIN DYNE, CO-CHAIRMAN OF THE BOARD
                                         AND CHIEF EXECUTIVE OFFICER
150 West Jefferson Boulevard
Los Angeles, CA 90007
May 28, 2007

                            PEOPLE'S LIBERATION, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, a stockholder of PEOPLE'S LIBERATION, INC., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Colin Dyne and Darryn Barber, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on June 18, 2007, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1. To elect the Board of Directors' five nominees as directors:

   Daniel Guez     Colin Dyne      Dean Oakey    Susan White    Troy Carter


                  |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

                  |_|      WITHHELD for all nominees listed above

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

         -----------------------------------------------------------------------

         The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

         The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

         The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated May 28, 2007, relating to the Annual Meeting.


                                         Dated:___________________________, 2007

                                         Signature:_____________________________

                                         Signature:_____________________________
                                         Signature(s) of Stockholder(s)
                                         (See Instructions Below)

                                    The  Signature(s)  hereon should  correspond
                                    exactly    with   the    name(s)    of   the
                                    Stockholder(s)   appearing   on  the   Share
                                    Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

           |_| Please indicate by checking this box if you anticipate
                         attending the Annual Meeting.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
       ENCLOSED ENVELOPE OR FAX DIRECTLY TO STALT, INC. AT (650) 321-7113.